Exhibit 5(b)
                               CONSENT OF COUNSEL

     I hereby consent to the reference to my name under the heading "Legal Matters" in the Registration Statement on Form S-6 for The Guardian Separate Account K and to the filing of this consent as an exhibit to the Registration Statement.


                                        s/  RICHARD T. POTTER, Jr.
                                        ----------------------------
                                            Richard T. Potter, Jr.


New York, New York
August 29, 1995